BROWNIA MARYLAND BOND FUND

                        Supplement Dated July 31, 2002 to
                        Prospectus Dated October 1, 2001


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. In the section captioned "Risk/Return Summary," the sub-heading captioned "PRINCIPAL INVESTMENT STRATEGIES" is replaced in its entirety as follows:

The Fund invests, under normal circumstances, at least 80% of the value of its net assets and borrowings in Maryland bonds ("80% Policy"). The Fund must provide shareholders with 60 days prior written notice if it decreases the percentage limitation associated with its 80% Policy. The Fund may also invest in municipal securities issued by other states, U.S. territories and possessions, and U.S. Government securities. Generally, the weighted average maturity of the Fund's portfolio securities will be between 5 and 10 years.

2.    In  the  section captioned  "Investment  Objective,  Principal  Investment
Strategies and Principal Risks", in the sub-heading captioned "PRINCIPAL INVESTMENT POLICIES", the following replaces the first paragraph:

The Fund invests, under normal circumstances, at least 80% of the value of its net assets and borrowings in Maryland bonds ("80% Policy"). The Fund must provide shareholders with 60 days prior written notice if it decreases the percentage limitation associated with its 80% Policy. The Fund may also invest in municipal securities issued by other states, U.S. territories and possessions, and U.S. Government securities. Normally, the Fund will invest at least 80% of the Fund's total asset in securities the interest of which is exempt from Federal and Maryland State income taxes.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE